UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

to

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):August 31, 2005

Ad.Venture Partners, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-51456	20-2650200
(Commission File No.)	(IRS Employer Identification No.)

360 Madison Avenue, 21st Floor
New York, NY 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (212) 682-5357

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01. Other Events.

Item 9.01. Financial Statements and Exhibits.

SIGNATURE

Exhibit 99.1. Audited Financial Statements.

Exhibit 99.2. Press Release, dated September 6, 2005.*

*	Incorporated by reference to the Company’s Form 8-K filed with the Securities and Exchange Commission on September 6, 2005.

Explanatory Note

On August 21, 2006, Ad.Venture Partners, Inc. (the “Company”), filed a Form 8-K (the “August 2006 Form 8-K”) to notify investors that it determined, after consulting with its independent registered accounting firm, Eisner LLP, that, based on recent interpretations of the accounting for warrants under Emerging Issues Task Force No. 00-19 “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock” (“EITF No. 00-19”), the fair value of the warrants issued as part of the units sold in the Company’s initial public offering (the “public warrants”) and the warrants issuable upon the exercise of the unit purchase option issued to the underwriters in the initial public offering (the “embedded warrants”) should be reported as a derivative liability rather than as equity as had been the Company’s practice. The August 2006 Form 8-K disclosed that the financial statements contained within the Company's Form 8-K filed September 6, 2005 (the “September 2005 Form 8-K”) and the Form 10-K for the period from inception through March 31, 2006 (the “Form 10-K”) should no longer be relied upon and stated the Company’s intention to amend such Form 8-K and the Form 10-K to record the warrants as derivative liabilities and make additional non-operating gains and losses related to the classification of and accounting for the public warrants and the embedded warrants.

On August 29, 2006, the Company filed Amendment No. 1 to the September 2005 Form 8-K and Amendment No. 1 to the Form 10-K (collectively, the “Prior Amended Filings”) with restated financial statements that classified that the fair value of the public warrants and the embedded warrants as derivative liabilities rather than as equity.

After the Company filed the Prior Amended Filings, as a result of comments received from and discussions with the staff of the Securities and Exchange Commission, the Company determined that the interpretation of EITF No. 00-19 would also require the unit purchase option to be classified as a derivative liability to be adjusted to fair value at each balance sheet date. As a result, on September 25, 2006, the Company filed an amendment to the August 2006 Form 8-K disclosing (i) the date on which the Company first concluded that the financial statements contained within the September 2005 Form 8-K and Form 10-K should no longer be relied upon; (ii) that, on September 19, 2006, the Company determined to further restate its financial statements to record the unit purchase option issued to the underwriters in the Company’s initial public offering as a liability; (iii) that, as a result of such determination, the Company would file further amendments to the September 2005 8-K and the Form 10-K, which amendments would restate the previously restated financial statements included in the Prior Amended Filings, (iv) that the previously restated financial statements contained in the Prior Amended Filings should no longer be relied upon, (v) that the financial statements contained within the Company’s Forms 10-Q for the quarterly periods ended September 30, 2005, December 31, 2005 and June 30, 2006 (the “Forms 10-Q”) should no longer be relied upon; and (vi) that the Company would amend the Forms 10-Q to restate the financial statements contained therein.

This Amendment No. 2 to the September 2005 Form 8-K contains restated financial statements as of and for the period ended August 31, 2005 to record the warrants and the unit purchase option as derivative liabilities.

Item 8.01. Other Events.

On August 31, 2005, the initial public offering (the “IPO”) of 9,000,000 units (the “Units”) of Ad.Venture Partners, Inc. (the “Company”) was consummated. Each Unit consists of one share of common stock, par value $0.0001 (the “Common Stock”), and two warrants (each, a “Warrant” and collectively, the “Warrants”), each of which is exercisable for one share of Common Stock. The Units were sold at an offering price of $6.00 per Unit, generating gross proceeds of $54,000,000. Audited financial statements as of August 31, 2005 reflecting receipt of the proceeds upon consummation of the IPO have been issued by the Company and are included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1	Audited Financial Statements

99.2	Press release dated September 6, 2005 *

* Incorporated by reference to the Company’s Form 8-K filed with the Securities and Exchange Commission on September 6, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AD.VENTURE PARTNERS, INC.

Dated: January 12, 2007	By:	/s/ Ilan M. Slasky
Ilan M. Slasky President